INCOME TAX	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAX

8.	INCOME TAX

At June 30, 2025, the Company’s subsidiary operating in Malaysia has net operating loss of approximately $2.76 million. Net operating loss carryforwards will begin to expire, if unused, in 2025.

At June 30, 2025, the Company’s subsidiary operating in Bangladesh has net operating loss carryforwards of $79,055 which can be carried forward for a maximum period of six years.

The Company follows the provision of ASC 740 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the Company has taken or expects to take on a tax return. The Company did not have any unrecognized tax positions or benefits as of June 30, 2025 and December 31, 2024. The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. We do not expect any material changes in our unrecognized tax benefits over the next 12 months.

The Company’s ability to utilize U.S. net operating loss carryforwards to offset future taxable income may be deferred or limited significantly if the Company were to experience an “ownership change” as defined in section 382 of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law. In general, an ownership change occurs when the ownership of the Company’s stock by 5 percent or more shareholders “5-percent shareholders” exceeds 50 percentage points within a three-year period. We have not conducted a Section 382 study to determine whether the use of our U.S. net operating losses is limited. We may have experienced ownership changes in the past, and we may experience ownership changes in the future, some of which are outside our control. This could limit the amount of net operating losses that we can utilize annually to offset future taxable income or tax liabilities.